CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS








As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into National Service Industries, Inc.'s
previously  filed   Registration   Statement   covering  the  Zep Manufacturing
Company Profit Sharing/401(k) Retirement Plan.




/s/ Arthur Andersen LLP
    Arthur Andersen LLP



Atlanta, Georgia
June 21, 1996